UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2025

BEYOND MEAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38879	26-4087597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 N. Douglas Street, Suite 100

El Segundo, California 90245

(Address of principal executive offices, including zip code)

(866) 756-4112

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BYND	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Loan and Security Agreement

On May 7, 2025 (the “Effective Date”), Beyond Meat, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Loan and Security Agreement”), among the Company, as the borrower, Unprocessed Foods, LLC, an affiliate of the Ahimsa Foundation, as lender (“Unprocessed Foods”), the other lenders party thereto from time to time (together with Unprocessed Foods, the “Lenders”), and certain of the Company’s subsidiaries party thereto from time to time, as guarantors (the “Guarantors” and, together with the Company, the “Loan Parties”), pursuant to which, among other things, the Lenders have agreed to provide for a senior secured delayed-draw term loan facility (the “Delayed Draw Term Loan Facility” and the loans thereunder, the “Delayed Draw Term Loans”) in an aggregate principal amount of $100.0 million. The Delayed Draw Term Loan Facility was undrawn on the Effective Date and the Company does not have any obligation to draw on the Delayed Draw Term Loan Facility under the Loan and Security Agreement. Ahimsa Foundation has agreed to ensure that Unprocessed Foods has sufficient capital to fund any Delayed Draw Term Loan requested by the Company under and pursuant to the terms of the Delayed Draw Term Loan Facility and has committed to fund such amounts directly in the alternative. In connection with the entry into the Delayed Draw Term Loan Facility, the Company agreed to pay the Lenders a non-refundable fee of $625,000.

The Delayed Draw Term Loans are available to be drawn in one or more draws until February 7, 2026, subject to a minimum borrowing requirement of $3 million and satisfaction or waiver by the Lenders of the applicable conditions precedent set forth in the Loan and Security Agreement. Any Delayed Draw Term Loans borrowed under the Loan and Security Agreement will mature on February 7, 2030 (the “Initial Maturity Date”), which date may be extended by the Company, with the relevant Lenders’ consent, with respect to all or any portion of any Delayed Draw Term Loan to a date which is not later than May 7, 2035

(such latter date, the “Extended Maturity Date”). Proceeds of the Delayed Draw Term Loans may not be used to repay, amortize or restructure any debt for borrowed money other than debt owed to the Lenders and debt incurred by a Loan Party to finance the purchase, construction or improvement of any asset or any services.

Borrowings under the Loan and Security Agreement will be made in U.S. dollars and will accrue interest at a rate per annum of 12.0%; provided that if the maturity date of any Delayed Draw Term Loan has been extended after the Initial Maturity Date in accordance with the terms of the Loan and Security Agreement, then such rate per annum will be 17.5% after the Initial Maturity Date. Accrued but unpaid interest on each Delayed Draw Term Loan will be compounded on a quarterly basis and payable “in kind” by adding the amount of such accrued interest to the principal amount of the outstanding Delayed Draw Term Loans under the Loan and Security Agreement.

The Company may prepay or repay the Delayed Draw Term Loans at any time so long as such payment is made together with an additional amount (the “MOIC Amount”) such that the aggregate multiple on the previously funded Delayed Draw Term Loans (calculated as (x) the aggregate principal amount of the previously funded Delayed Draw Term Loans (inclusive of any interest paid “in kind”) repaid in cash as of the date of such prepayment or repayment plus all interest received in cash by the Lenders as of such date divided by (y) the aggregate original principal amount of the previously funded Delayed Draw Term Loans) is the amount sufficient to achieve no less than a 2.00 to 1.00 multiple of invested capital.

If all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, are sold, leased, transferred, exclusively licensed or otherwise disposed (a “Liquidation Event”), then the Company will be required to prepay the Delayed Draw Term Loans and other amounts due and payable under the Loan and Security Agreement, including the MOIC Amount; provided that if such Liquidation Event occurs when a Loan Party is a debtor in an insolvency proceeding, then a termination fee (calculated as set forth in the Loan and Security Agreement) will accompany such prepayment rather than the MOIC Amount. Further, if any proceeds of any Delayed Draw Term Loan are used for any purpose other than supporting the wellbeing of animals, our natural environment and all global citizens (such use, an “Inconsistent Use Event”), then the Company will be required to pay an aggregate amount equal to (i) the portion of the original principal amount of such Delayed Draw Term Loan that is subject to such Inconsistent Use Event less (ii) the sum of (A) any amounts paid, repaid or prepaid with respect to such Delayed Draw Term Loan prior to such payment and (B) the aggregate value of any Warrants (as defined below) which have been cancelled in connection therewith, as such aggregate amount may be reduced in accordance with the terms of the Loan and Security Agreement.

The Loan and Security Agreement includes covenants that (a) require the Company to maintain Liquidity (as defined in the Loan and Security Agreement) of at least $15.0 million, (b) do not permit the Company’s cash interest payments due under all of the Loan Parties’ Subordinated Debt (as defined in the Loan and Security Agreement) and unsecured debt for borrowed money for any fiscal year of the Company, in the aggregate, to exceed $20.0 million, and (c) cap the amount of cash that can be used to repay the Company’s 0% Convertible Senior Notes due 2027 at the maturity of such notes at $60.0 million, subject to increase to the extent of any equity raises by the Company. The Loan and Security Agreement contains additional covenants that, among other things, restrict the ability of the Loan Parties and certain of their subsidiaries to make dividends or distributions, incur additional debt (including Subordinated Debt), engage in certain asset sales, mergers, acquisitions or similar transactions, create liens on assets, engage in certain transactions with affiliates, change its business or make investments. In addition, the Loan and Security Agreement contains other covenants, representations and events of default.

Certain of the Company’s subsidiaries will guarantee the Company’s obligations under the Loan and Security Agreement. The Delayed Draw Term Loans are secured by a first-priority lien and security interest in substantially all of the assets, subject to certain exceptions, of the Company and certain of its subsidiaries.

The foregoing description of the Loan and Security Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Loan and Security Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrant Agreement

On May 7, 2025, in connection with the entry into the Loan and Security Agreement, the Company and the Lenders entered into a warrant agreement (the “Warrant Agreement”) setting forth the rights and obligations of the Company and the Lenders as holders (in such capacity, the “Holders”) in connection with warrants (the “Warrants”) representing such Holders’ right to purchase up to, in the aggregate, 9,558,635 shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company (which represents 12.5% of Company’s issued and outstanding shares of Common Stock as of May 5, 2025) (the “Maximum Warrant Share Amount”) at an exercise price to be calculated as 115% of the average daily volume-weighted average prices of the Common Stock for the 30-day period beginning on May 8, 2025, subject to a minimum exercise price of $2.00 and a maximum exercise price of $3.75. The Loan and Security Agreement provides that at each funding date of any Delayed Draw Term Loans, the Company will execute and deliver to the applicable Lenders, Warrants representing the pro rata portion of the Maximum Warrant Share Amount based on the amount of Delayed Draw Term Loans provided by such Lender on the date thereof. No Warrants have been issued pursuant to the Warrant Agreement as of the date hereof.

The Warrants are exercisable by the Holder thereof, in whole or in part, at any time, or from time to time, prior to the expiration of the Warrant Agreement by tendering to the Company at its principal office a notice of exercise. Promptly upon receipt of such exercise notice and the payment of the exercise price, and in no event later than two (2) business days thereafter, the Company will issue to such Holder the whole number of shares of Common Stock purchased plus an amount in cash representing any fractional share of Common Stock otherwise due upon such exercise.

The Warrants will be exercisable by payment in cash from time to time until or prior to 5:00 p.m. (Eastern Time) on the fifth (5th) anniversary of the initial issuance of any Warrants, which is expected to occur on the initial funding date of any Delayed Draw Term Loans pursuant to the Loan and Security Agreement. The Warrants are subject to adjustment from time to time in accordance with the provisions of the Warrant Agreement, including a weighted average adjustment for certain below-market issuances of equity or equity-linked securities, subject to exceptions set forth in the Warrant Agreement. Subject to compliance with applicable federal and state securities laws, the Warrant Agreement and all rights thereunder are transferable by the Holder subject to the terms of the Warrant Agreement.

The Company agreed in the Warrant Agreement to provide certain customary registration rights with respect to the resale of shares of Common Stock underlying Warrants held by or issuable to the Holders from time to time. The Warrant Agreement also contains customary indemnity, exculpation and contribution obligations in connection with such registration.

The foregoing description of the Warrant Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Matters

The foregoing descriptions have been included to provide investors with information regarding the terms of the transactions described above, and are not intended to provide any factual information about the parties or the Company’s business. The Loan and Security Agreement contains representations and warranties that the parties made solely for the benefit of each other. These representations and warranties (a) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may apply materiality standards different from what may be viewed as material to investors and shareholders, and (c) are made only as of the date of the Loan and Security Agreement, and/or as of such other date or dates as may be specified in the Loan and Security Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Loan and Security Agreement, which information may or may not be fully reflected in the Company’s public disclosures. Investors and shareholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances regarding the Company at this time or any other time.

Item 2.02	Results of Operations and Financial Condition.

On May 7, 2025, the Company issued a press release announcing its financial results for the first quarter ended March 29, 2025. The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated by reference in this Item 2.02, including the press release furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On May 7, 2025, the Company entered into the Warrant Agreement, pursuant to which it may issue Warrants to purchase shares of Common Stock in a private placement in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) of the Securities Act. No Warrants have been issued pursuant to the Warrant Agreement as of the date hereof.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 7, 2025 the Company issued a press release announcing the entry into the Loan and Security Agreement and Warrant Agreement. The full text of the press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained or incorporated by reference in this Item 7.01, including the press release furnished herewith as Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding the timing and amount of any funding and/or issuance of Warrants under the Loan and Security Agreement. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 5, 2025 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2025 to be filed with the SEC, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1*	Warrant Agreement, dated as of May 7, 2025, among Beyond Meat, Inc. and the warrant holders party thereto

10.1*+	Loan and Security Agreement, dated as of May 7, 2025, among Beyond Meat, Inc., as borrower, Unprocessed Foods, LLC, as a lender, the other lenders party thereto from time to time and the guarantors party thereto from time to time

99.1	Press release of Beyond Meat, Inc. dated May 7, 2025 relating to its financial results for the first quarter ended March 29, 2025

99.2	Press release of Beyond Meat, Inc. dated May 7, 2025 relating to the entry into the Loan and Security Agreement and Warrant Agreement

104	Cover page interactive data file (embedded with the inline XBRL document)

*	Certain portions of this exhibit have been redacted pursuant to Regulation S-K, Item 601(a)(6).
+

Certain of the schedules and attachments to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5). The registrant hereby undertakes to provide further information regarding such omitted materials to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND MEAT, INC.

By:	/s/ Lubi Kutua
Lubi Kutua
Chief Financial Officer and Treasurer

Date: May 7, 2025